UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 15, 2006

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2006, the Board of Directors of Kimberly-Clark Corporation elected Mr. James M. Jenness to the Board of Directors, effective February 1, 2007. Mr. Jenness is the Chairman of the Board and Chief Executive Officer of Kellogg Company. Mr. Jenness was also appointed to the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors, effective February 1, 2007. Mr. Jenness will participate in the Corporation’s Outside Director Compensation Plan.

A copy of the news release announcing the election of Mr. Jenness to the Kimberly-Clark Corporation Board of Directors is attached hereto as an exhibit (99.1).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	News release issued by Kimberly-Clark Corporation on November 15, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: November 16, 2006	By:	/s/ Timothy C. Everett
Timothy C. Everett
Vice President and Secretary

EXHIBIT INDEX

(99.1)	News release issued by Kimberly-Clark Corporation on November 15, 2006.